UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2015
______________________________

(Exact name of registrant as specified in its charter)
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Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1955 West Field Court, Lake Forest, Illinois 60045
(Address of Principal Executive Offices, including Zip Code)

(847) 482-3000
(Registrants' Telephone Number, Including Area Code)
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 12, 2015, the stockholders of Packaging Corporation of America approved the Amended and Restated PCA Performance Incentive Plan (the “Plan”). The Plan was adopted by PCA’s Board of Directors on February 26, 2015, subject to stockholder approval at PCA’s 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”), which was held on May 12, 2015.

The Plan provides for annual cash incentive awards for participants, which are expected to include PCA’s executive officers. For a more detailed description of the Plan, see PCA’s Proxy Statement (the “2015 Proxy Statement”) relating to the 2015 Annual Meeting (filed with the Securities and Exchange Commission on March 27, 2015) under the caption “Approval of the Amended and Restated PCA Performance Incentive Plan,” which is incorporated by reference herein.

The foregoing description of the Plan is qualified in its entirety by the full text of the plan, which was included as Appendix A to the 2015 Proxy Statement and is incorporated by reference herein as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 12, 2015, Packaging Corporation of America held the 2015 Annual Meeting, at which the following proposals were voted upon and approved by PCA’s stockholders:

(a)
Election of Directors. Each of the following nominees for directors was elected to serve through the 2016 Annual Meeting of Stockholders. Votes for, votes against, abstentions and broker non-votes, by nominee, were as follows:

Nominee	For	Against	Abstain	Broker Non-Vote
Paul T. Stecko	85,465,740	571,658	66,098	6,045,584
Mark W. Kowlzan	85,835,923	200,980	66,593	6,045,584
Cheryl K. Beebe	85,840,267	199,857	63,372	6,045,584
Hasan Jameel	85,823,301	213,988	66,207	6,045,584
Robert C. Lyons	85,830,715	206,113	66,668	6,045,584
Thomas P. Maurer	85,822,350	214,657	66,489	6,045,584
Samuel M. Mencoff	84,692,177	1,346,598	64,721	6,045,584
Roger B. Porter	84,600,481	1,439,536	63,479	6,045,584
Thomas S. Souleles	85,096,563	939,850	67,083	6,045,584
James D. Woodrum	85,092,493	946,169	64,834	6,045,584

(b)
The stockholders approved the Amended and Restated Performance Incentive Plan. The voting results were as follows: 85,399,726 votes for; 589,798 votes against; 113,972 abstentions; and 6,045,584 broker non-votes.

(c)
The stockholders approved our executive compensation on a non-binding advisory basis. The voting results were as follows: 82,412,961 votes for; 3,542,822 votes against; 147,713 abstentions; and 6,045,584 broker non-votes.

(d)
The stockholders ratified the audit committee’s appointment of KPMG LLP as the independent registered public accounting firm to serve as PCA’s auditors for the year ending December 31, 2015. The voting results were as follows: 91,948,898 votes for; 101,901 votes against; and 98,281 abstentions.

Item 7.01. Regulation FD Disclosure.

The following information, including the exhibit described below, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 13, 2015, Packaging Corporation of America announced that its Board of Directors had approved a regular quarterly cash dividend of $0.55 per share on its common stock. The quarterly dividend will be paid on July 15, 2015 to shareholders of record as of June 15, 2015. The press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(D)	Exhibits

10.1	Amended and Restated 1999 Long-Term Equity Incentive Plan*

99.1	Press Release dated May 13, 2015.

*Incorporated by reference to Appendix A to the 2015 Proxy Statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA
(Registrant)

By:	/s/ KENT A. PFLEDERER
Senior Vice President, General Counsel and Secretary
Date: May 13, 2015